UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7878

Dreyfus LifeTime Portfolios, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10 166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	9/30/12

FORM N-CSR,

Item 1.                        Reports to Stockholders.

SSL-DOCS2 70128344v15

Dreyfus
LifeTime Portfolios, Inc.
Growth and Income Portfolio

ANNUAL REPORT September 30, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
26	Statement of Financial Futures
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
31	Financial Highlights
33	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm
45	Important Tax Information
46	Information About the Renewal of the Fund’s Investment Advisory and Sub-Investment Advisory Agreements
51	Board Members Information
53	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus LifeTime Portfolios, Inc.
Growth and Income Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio covers the 12-month period from October 1, 2011, through September 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equities proved unusually volatile over the past year, as prices rose and fell according to investors’ changing expectations of global and domestic economic conditions.And while the pace of U.S. economic growth has been relatively consistent, it has progressed at about half the average rate achieved in prior recoveries. Overseas, Europe has remained under severe economic pressure due to a persistent debt crisis and austerity-oriented fiscal policies adopted by many governments. In Japan, a strengthening currency dampened export activity and economic growth.The emerging markets have posted a slower rate of growth, reducing demand for industrial commodities and other goods and services.

The sustained-but-subpar U.S. expansion appears likely to continue over the foreseeable future.Across the international markets though, on one hand the global economy has responded to a variety of stimulative measures, most notably aggressively accommodative monetary policies in most major markets. On the other hand, headwinds emanating from Europe and China may continue to weigh on economic growth and investor sentiment. Indeed, the ability of governments and economic policymakers to address these issues could go a long way toward shaping the 2013 market environment. As always, we urge you to speak regularly with your financial advisor to discuss how changing global economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2011, through September 30, 2012, as provided by Jocelin A. Reed, CFA, C. Wesley Boggs, Warren Chiang, CFA, and Ronald Gala, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2012, Dreyfus LifeTime Portfolios, Growth and Income Portfolio’s Investor Class shares produced a total return of 18.54%, and Restricted Class shares returned 18.88%.1This compares with a 16.16% total return for the fund’s customized blended benchmark for the same period.2 In addition, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) produced a 30.17% return over the reporting period.3

Improving economic sentiment drove stocks and higher yielding bonds higher over the reporting period.The fund produced higher returns than its blended benchmark, primarily due to its emphasis on stocks over bonds.

As we have previously informed shareholders, the Board of Directors has approved the liquidation of the fund effective on or about December 5, 2012.

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the aftermath of a major stock market decline. One credit-rating agency’s downgrade of long-term U.S. government debt and a debt crisis in Europe had triggered a flight away from risky assets. Fortunately, better U.S. economic data and new remedial measures from European policymakers sparked a rebound in October 2011, and financial markets stabilized during the fall.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

By the beginning of 2012, stocks were rallying amid domestic employment gains, a quantitative easing program in Europe and less restrictive policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals. Global macroeconomic concerns resurfaced in the spring, but the rally resumed over the summer, and the S&P 500 Index ended the reporting period with substantial gains.

Bonds also fared well over the reporting period, as higher yielding segments of the bond market responded positively to improving economic conditions, while yields remained low on U.S. government securities amid an aggressively accommodative monetary policy from the Federal Reserve Board.

Asset Allocation Strategy Buoyed Relative Performance

The fund generally maintained maximum exposure to equities over the reporting period, enabling it to participate more than the blended benchmark in the stock market’s robust gains.

In addition, our security selection strategy proved effective in the materials sector, where metals-and-mining giant Freeport-McMoRan Copper & Gold, gold producer Freeport Mining and fertilizer maker CF Industries Holdings advanced as investors returned their focus to business fundamentals. In the financials sector, Discover Financial Services, Lincoln National and KeyCorp benefited from rising lending volumes and lack of exposure to the troubled European banking system. Among consumer staples companies, investors responded positively to Constellation Brands’ acquisition of a Mexican brewery, and Philip Morris International encountered rising demand in the emerging markets.The fund also benefited from underweighted exposure to Procter & Gamble, which struggled during the reporting period.

Laggards in the equity portfolio were concentrated in the consumer discretionary sector, where Wynn Resorts suffered weakness in its U.S. and Chinese casinos, and Best Buy was hurt by intensifying competitive pressures. In the industrials sector, engine manufacturer Cummins was undermined by sluggish demand from the emerging markets, and the fund did not participate fully in gains posted by General Electric.

During the reporting period, we continued to manage the fund’s bond portfolio in a way that roughly mirrors the fixed-income benchmark, and we employed futures contracts to establish exposure to small-cap and international stocks.

October 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bond funds are subject generally to interest rate, credit, liquidity, prepayment and extension risk (for mortgage funds) and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments of the fund’s other investments.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that, upon redemption, portfolio shares may be worth more or less than their original cost.
2 Source: Blended performance is calculated by Mellon Capital Management using proprietary software, derived from data presented by Bloomberg, Russell, Barclays and S&P. For the Growth and Income Portfolio, we have combined the performance of unmanaged indices reflecting the baseline percentages set forth in the prospectus, but in greater detail than the broader prospectus baseline percentages: Domestic Large Company Stocks — 36%; Domestic Small
Company Stocks — 9%; Foreign Stocks — 5%; Domestic Bonds — 45%; and Foreign Bonds — 5%.The
Customized Blended Index combines returns from the Standard & Poor’s 500 Composite Stock Price Index, the
Russell 2000 Index, the Morgan Stanley Capital International Europe,Australasia, Far East (Free) Index —
Hedged $U.S. (MSCI EAFE), the Barclays Intermediate Government/Credit Bond Index (Barclays Index) and the
J.P. Morgan Non-U.S. Government Bond Index — Hedged (J.P. Morgan Global Index) and is weighted to the aforementioned baseline percentages and rebalanced monthly.
The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The Russell 2000
Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the
Russell 3000 Index.The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization.The MSCI EAFE is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested.The Barclays
Index is a widely accepted, unmanaged index of government and corporate bond market performance composed of
U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years.The J.P. Morgan Global Index is an index that measures return on bonds from 12 world markets, hedged into U.S. dollars.
3 SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund.

The Fund	5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	Source: Lipper Inc., Morgan Stanley & Co. Incorporated, J.P. Morgan & Co. Incorporated and Bloomberg L.P.

Past performance is not predictive of future performance.

Average Annual Total Returns as of 9/30/12
	1 Year	5 Years	10 Years
Investor shares	18.54%	2.78%	6.56%
Restricted shares	18.88%	3.11%	6.93%
Standard & Poor’s 500
Composite Stock Price Index	30.17%	1.05%	8.01%
Customized Blended Index	16.16%	3.48%	6.68%

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The graph on the left compares a $10,000 investment made in each of the Investor and Restricted shares of the Growth and Income Portfolio on 9/30/02 to a $10,000 investment made on that date in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) as well as to a Customized Blended Index reflecting the portfolio’s asset allocation baseline percentages (“Baseline”) which are described below and in the portfolio’s prospectus.The Customized Blended Index is calculated on a monthly basis and rebalanced monthly.All dividends and capital gain distributions are reinvested. The Growth and Income Portfolio allocates your money among domestic and foreign stocks and bonds.The portfolio’s performance shown in the line graph takes into account all applicable fees and expenses for Investor and Restricted shares. The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The S&P 500 Index was selected because (1) domestic common stocks represent a significant portion of the Baseline and (2) the majority of the stock portion of the portfolio is invested in stocks included in the S&P 500 Index. Because the portfolio has significant fixed-income holdings, however, it can underperform an equity-only index.The Customized Blended Index has been prepared by the portfolio for purposes of more accurate comparison to the portfolio’s overall portfolio composition.We have combined the performance of unmanaged indices reflecting the Baseline percentages set forth in the prospectus, but in greater detail than the broader prospectus Baseline percentages: Domestic Large Company Stocks - 36%; Domestic Small Company Stocks - 9%; Foreign Stocks - 5%; Domestic Bonds - 45%; Foreign Bonds - 5%.The Customized Blended Index combines returns from the S&P 500 Index, the Russell 2000 Index, the Morgan Stanley Capital International Europe,Australasia, Far East (Free) Index-Hedged, $U.S. (“EAFE Index”), the Barclays Intermediate Government/Credit Bond Index (“Barclays Index”) and the J.P. Morgan Non-U.S. Government Bond Index-Hedged, $U.S. (“J.P. Morgan Global Index”), and is weighted to the aforementioned Baseline percentages.The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.The EAFE Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested.The Barclays Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years.The J.P. Morgan Global Index is an index that measures returns on bonds from 12 world markets, hedged into U.S. dollars.This index does not include a U.S. bonds component. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to the portfolio’s performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of Dreyfus LifeTime Portfolios, Inc. Growth and Income Portfolio from April 1, 2012 to September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2012

	Restricted Class Shares	Investor Class Shares
Expenses paid per $1,000†	$5.91	$7.58
Ending value (after expenses)	$1,021.40	$1,020.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2012

	Restricted Class Shares	Investor Class Shares
Expenses paid per $1,000†	$5.91	$7.57
Ending value (after expenses)	$1,019.15	$1,017.50

† Expenses are equal to the fund’s annualized expense ratio of 1.17% for Restricted Class and 1.50% for Investor
Class, multiplied by the fund’s average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
September 30, 2012

	Coupon	Maturity	Principal
Bonds and Notes—37.3%	Rate (%)	Date	Amount ($)		Value ($)
Consumer Discretionary—.6%
CBS,
Gtd. Notes	5.75	4/15/20	45,000		54,190
Comcast,
Gtd. Notes	5.15	3/1/20	35,000		41,703
DIRECTV Holdings,
Gtd. Notes	5.00	3/1/21	40,000		44,889
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	50,000		57,894
Lowe’s,
Sr. Unscd. Notes	6.10	9/15/17	45,000		54,871
Time Warner Cable,
Gtd. Notes	5.85	5/1/17	65,000		77,505
Time Warner,
Gtd. Notes	5.88	11/15/16	30,000		35,607
Viacom,
Sr. Unscd. Notes	4.50	3/1/21	40,000		45,507
					412,166
Consumer Staples—.9%
Altria Group,
Gtd. Notes	9.25	8/6/19	45,000		63,983
Anheuser-Busch Cos.,
Gtd. Bonds	5.00	1/15/15	55,000		60,277
Anheuser-Busch InBev Worldwide,
Gtd. Notes	7.75	1/15/19	45,000		60,959
CVS Caremark,
Sr. Unscd. Notes	4.88	9/15/14	30,000		32,412
Kellogg,
Sr. Unscd. Notes	4.00	12/15/20	45,000		50,536
Kimberly-Clark,
Sr. Unscd. Notes	6.13	8/1/17	40,000		49,177
Kraft Foods Group,
Gtd. Notes	5.38	2/10/20	45,000	[a]	53,566
Kraft Foods,
Sr. Unscd. Notes	5.38	2/10/20	40,000		48,330
McDonald’s,
Sr. Unscd. Notes	5.80	10/15/17	55,000		67,815
PepsiCo,
Sr. Unscd. Notes	4.50	1/15/20	55,000		64,633

The Fund	9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Consumer Staples (continued)
Procter & Gamble,
Sr. Unscd. Notes	4.95	8/15/14	35,000		37,982
Wal-Mart Stores,
Sr. Unscd. Notes	3.25	10/25/20	35,000		38,565
					628,235
Energy—1.3%
Apache Finance Canada,
Gtd. Bonds	4.38	5/15/15	50,000		54,738
BP Capital Markets,
Gtd. Notes	4.75	3/10/19	100,000		116,319
Canadian Natural Resources,
Sr. Unscd. Notes	5.70	5/15/17	75,000		89,231
ConocoPhillips,
Gtd. Notes	5.75	2/1/19	25,000		31,114
Consolidated Natural Gas,
Sr. Unscd. Notes, Ser. A	5.00	12/1/14	40,000		43,308
Ensco,
Sr. Unscd. Notes	4.70	3/15/21	40,000		45,259
Enterprise Products Operating,
Gtd. Bonds, Ser. L	6.30	9/15/17	45,000		54,794
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	5.95	2/15/18	60,000		72,317
Petrobras International Finance,
Gtd. Notes	5.88	3/1/18	30,000		34,328
Petroleos Mexicanos,
Gtd. Notes	8.00	5/3/19	30,000		39,405
Plains All American Pipeline,
Gtd. Notes	5.00	2/1/21	40,000		47,336
Total Capital,
Gtd. Notes	3.13	10/2/15	85,000	[b]	91,332
Valero Energy,
Gtd. Notes	6.13	6/15/17	50,000		60,564
Weatherford International
Holdings, Gtd. Notes	9.63	3/1/19	45,000		58,647
					838,692
Financial—4.2%
American International Group,
Sr. Unscd. Notes	5.85	1/16/18	45,000		52,318

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Bank of America,
Sr. Unscd. Notes	4.50	4/1/15	85,000	91,106
Bank of America,
Sr. Unscd. Notes, Ser. L	5.65	5/1/18	55,000	62,786
BB&T,
Sr. Unscd. Notes	6.85	4/30/19	35,000	44,931
Bear Stearns,
Sr. Unscd. Notes	5.30	10/30/15	55,000	61,393
Bear Stearns,
Sr. Unscd. Notes	7.25	2/1/18	30,000	37,478
Berkshire Hathaway Finance,
Gtd. Notes	5.40	5/15/18	55,000	66,390
BNP Paribas,
Gtd. Notes	5.00	1/15/21	40,000	44,335
Capital One Financial,
Sr. Unscd. Notes	7.38	5/23/14	80,000	88,081
Citigroup,
Sub. Notes	5.00	9/15/14	95,000	100,245
Citigroup,
Sr. Unscd. Notes	5.38	8/9/20	50,000	57,900
Citigroup,
Sr. Unscd. Notes	6.13	11/21/17	65,000	76,568
Credit Suisse USA,
Bank Gtd. Notes	4.88	1/15/15	75,000	81,130
ERP Operating,
Sr. Unscd. Notes	5.13	3/15/16	75,000	84,550
Ford Motor Credit,
Sr. Unscd. Notes	7.00	4/15/15	120,000	134,700
General Electric Capital,
Sr. Unscd. Notes	2.25	11/9/15	85,000	88,095
General Electric Capital,
Sr. Unscd. Notes	4.63	1/7/21	40,000	44,748
General Electric Capital,
Sr. Unscd. Notes	4.65	10/17/21	40,000	44,915
General Electric Capital,
Sr. Unscd. Notes, Ser. A	4.75	9/15/14	55,000	59,178
Goldman Sachs Group,
Sr. Unscd. Notes	5.25	10/15/13	90,000	93,955

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Goldman Sachs Group,
Sr. Unscd. Notes	5.38	3/15/20	35,000	39,119
Goldman Sachs Group,
Sr. Unscd. Notes	5.75	1/24/22	45,000	51,930
HCP,
Sr. Unscd. Notes	6.00	1/30/17	30,000	34,561
HSBC Holdings,
Sr. Unscd. Notes	4.00	3/30/22	35,000	37,627
Jefferies Group,
Sr. Unscd. Notes	8.50	7/15/19	25,000	28,812
JPMorgan Chase & Co.,
Sr. Unscd. Notes	2.05	1/24/14	125,000	127,251
JPMorgan Chase & Co.,
Sr. Unscd. Notes	3.70	1/20/15	125,000	132,459
KeyCorp,
Sr. Unscd. Notes	5.10	3/24/21	45,000	52,716
Liberty Property,
Sr. Unscd. Notes	5.50	12/15/16	20,000	22,388
Morgan Stanley,
Sr. Unscd. Notes	5.55	4/27/17	65,000	71,333
Morgan Stanley,
Sr. Unscd. Notes	7.30	5/13/19	60,000	70,895
Oesterreichische Kontrollbank,
Gov’t Gtd. Notes	4.50	3/9/15	40,000	43,673
PNC Funding,
Bank Gtd. Notes	5.13	2/8/20	40,000	47,473
ProLogis,
Gtd. Notes	6.88	3/15/20	4,000	4,861
Prudential Financial,
Sr. Unscd. Notes	4.75	9/17/15	65,000	71,634
Rabobank Nederland,
Bank Gtd. Notes	3.38	1/19/17	75,000	79,685
Regency Centers,
Gtd. Notes	5.88	6/15/17	25,000	28,914
Royal Bank of Canada,
Sr. Notes	2.63	12/15/15	50,000	52,921
Royal Bank of Scotland,
Bank Gtd. Notes	4.38	3/16/16	75,000	80,843
SLM,
Sr. Unscd. Notes, Ser. A	5.00	10/1/13	50,000	52,062

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Travelers,
Sr. Unscd. Notes	5.90	6/2/19	40,000	49,935
US Bancorp,
Sr. Unscd. Notes	2.45	7/27/15	75,000	78,971
Wachovia,
Sub. Notes	5.63	10/15/16	25,000	28,992
Wells Fargo & Co.,
Sr. Unscd. Notes	4.60	4/1/21	40,000	46,287
Wells Fargo & Co.,
Sub. Notes	5.13	9/15/16	30,000	33,766
Willis North America,
Gtd. Notes	6.20	3/28/17	15,000	17,111
				2,801,021
Foreign/Governmental—2.1%
African Development Bank,
Sub. Notes	6.88	10/15/15	45,000	51,588
Asian Development Bank,
Sr. Unscd. Notes	2.50	3/15/16	85,000	90,889
Brazilian Government,
Sr. Unscd. Bonds	8.88	10/14/19	40,000	58,100
Chilean Government,
Sr. Unscd. Notes	3.25	9/14/21	40,000	43,500
European Investment Bank,
Sr. Unscd. Notes	1.13	8/15/14	125,000	126,602
European Investment Bank,
Sr. Unscd. Bonds	5.13	5/30/17	75,000	89,391
Inter-American Development Bank,
Sr. Unscd. Notes	2.38	8/15/17	75,000	80,921
International Bank for
Reconstruction and
Development,
Sr. Unscd. Notes	5.00	4/1/16	35,000	40,514
International Finance,
Sr. Notes	2.25	4/11/16	80,000	85,203
KFW,
Gov’t Gtd. Notes	2.63	1/25/22	35,000	36,934
KFW,
Gov’t Gtd. Notes	2.75	9/8/20	50,000	53,896
KFW,
Gov’t Gtd. Notes	4.88	1/17/17	65,000	76,327

The Fund	13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Foreign/Governmental (continued)
Korea Development Bank,
Sr. Unscd. Notes	8.00	1/23/14	55,000	59,936
Landwirtschaftliche Rentenbank,
Gtd. Notes	1.88	9/17/18	50,000	52,168
Mexican Government,
Sr. Unscd. Notes	5.13	1/15/20	36,000	43,200
Mexican Government,
Sr. Unscd. Notes	6.63	3/3/15	55,000	62,370
Polish Government,
Sr. Unscd. Notes	6.38	7/15/19	50,000	61,937
Province of Manitoba Canada,
Sr. Unscd. Debs., Ser. FH	4.90	12/6/16	45,000	52,813
Province of Ontario Canada,
Sr. Unscd. Bonds	1.38	1/27/14	110,000	111,538
Province of Ontario Canada,
Sr. Unscd. Bonds	4.00	10/7/19	30,000	34,795
Province of Quebec Canada,
Sr. Unscd. Notes	2.75	8/25/21	40,000	41,961
Province of Quebec Canada,
Unscd. Debs	4.88	5/5/14	45,000	48,233
				1,402,816
Health Care—.9%
Abbott Laboratories,
Sr. Unscd. Notes	5.88	5/15/16	70,000	82,537
Amgen,
Sr. Unscd. Notes	4.10	6/15/21	40,000	43,627
Cardinal Health,
Sr. Unscd. Bonds	4.00	6/15/15	60,000	64,677
Johnson & Johnson,
Sr. Unscd. Notes	5.15	7/15/18	20,000	24,580
Laboratory Corporation of
America Holdings,
Sr. Unscd. Notes	4.63	11/15/20	40,000	44,462
Lincoln National,
Sr. Unscd. Notes	8.75	7/1/19	40,000	52,481
Medtronic,
Sr. Unscd. Notes	3.00	3/15/15	65,000	68,783

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Health Care (continued)
Sanofi,
Sr. Unscd. Notes	4.00	3/29/21	40,000	45,774
Teva Pharmaceutical Finance,
Gtd. Notes	2.40	11/10/16	70,000	73,618
UnitedHealth Group,
Sr. Unscd. Notes	2.88	3/15/22	35,000	35,749
WellPoint,
Sr. Unscd. Notes	5.88	6/15/17	30,000	35,728
Wyeth,
Gtd. Notes	5.50	2/1/14	25,000	26,713
				598,729
Industrial—.6%
Boeing,
Sr. Unscd. Notes	4.88	2/15/20	55,000	66,779
Burlington Northern Santa Fe,
Sr. Unscd. Notes	4.70	10/1/19	40,000	46,276
Canadian Pacific Railway,
Sr. Unscd. Notes	7.25	5/15/19	35,000	43,837
Caterpillar,
Sr. Unscd. Notes	3.90	5/27/21	40,000	45,457
CRH America,
Gtd. Notes	5.30	10/15/13	50,000	52,043
General Electric,
Sr. Unscd. Notes	5.25	12/6/17	40,000	47,382
Honeywell International,
Sr. Unscd. Notes	4.25	3/1/21	40,000	47,030
Republic Services,
Gtd. Notes	3.55	6/1/22	35,000	36,867
				385,671
Information Technology—.4%
Google,
Sr. Unscd. Notes	3.63	5/19/21	40,000	45,086
Intuit,
Sr. Unscd. Notes	5.75	3/15/17	35,000	40,680
Microsoft,
Sr. Unscd. Notes	3.00	10/1/20	40,000	43,897

The Fund	15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Information Technology (continued)
Oracle,
Sr. Unscd. Notes	5.75	4/15/18	50,000	62,123
Xerox,
Sr. Unscd. Notes	6.35	5/15/18	55,000	64,652
				256,438
Materials—.7%
Alcoa,
Sr. Unscd. Notes	5.40	4/15/21	50,000	52,572
Barrick Gold,
Sr. Unscd. Notes	6.95	4/1/19	30,000	37,221
Dow Chemical,
Sr. Unscd. Notes	7.60	5/15/14	115,000	127,110
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	5.75	3/15/19	60,000	73,911
Ecolab,
Sr. Unscd. Notes	4.35	12/8/21	40,000	45,466
Rio Tinto Alcan,
Sr. Unscd. Notes	5.00	6/1/15	40,000	44,154
Rio Tinto Finance USA,
Gtd. Notes	3.50	11/2/20	40,000	42,273
Vale Overseas,
Gtd. Notes	4.38	1/11/22	40,000	42,246
				464,953
Municipal Bonds—.1%
Tennessee Valley Authority,
Notes	5.50	7/18/17	60,000	73,335
Telecommunications—.6%
AT&T,
Sr. Unscd. Notes	4.45	5/15/21	40,000	47,159
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	60,000	69,736
Qwest,
Sr. Unscd. Notes	7.50	10/1/14	51,000	56,921
Rogers Communications,
Gtd. Notes	6.80	8/15/18	30,000	37,958
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	25,000	25,844
Telefonica Emisones,
Gtd. Notes	6.42	6/20/16	40,000	42,350

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
Verizon Communications,
Sr. Unscd. Notes	3.50	11/1/21	40,000		44,216
Verizon Communications,
Sr. Unscd. Notes	5.50	4/1/17	25,000		29,851
Vodafone Group,
Sr. Unscd. Notes	5.38	1/30/15	40,000		44,272
Vodafone Group,
Sr. Unscd. Notes	5.63	2/27/17	25,000		29,790
					428,097
U.S. Government
Agencies—3.2%
Federal Farm Credit Banks,
Bonds	3.88	10/7/13	135,000		140,040
Federal Home Loan Banks,
Bonds	4.63	10/10/12	5,000		5,006
Federal Home Loan Banks,
Bonds, Ser. VB15	5.00	12/21/15	80,000		91,634
Federal Home Loan Banks,
Bonds	5.00	11/17/17	40,000		48,479
Federal Home Loan Banks,
Bonds, Ser. 656	5.38	5/18/16	40,000		46,962
Federal Home Loan Banks,
Bonds	5.50	8/13/14	175,000		192,385
Federal Home Loan Mortgage Corp.,
Notes	1.00	3/8/17	80,000	[c]	81,110
Federal Home Loan Mortgage Corp.,
Notes	1.75	9/10/15	75,000	[c]	78,001
Federal Home Loan Mortgage Corp.,
Notes	2.38	1/13/22	60,000	[c]	63,074
Federal Home Loan Mortgage Corp.,
Notes	3.75	3/27/19	65,000	[c]	75,859
Federal Home Loan Mortgage Corp.,
Notes	4.50	7/15/13	90,000	[c]	93,089
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/14	170,000	[c]	179,325
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/15	100,000	[b,c]	109,499
Federal Home Loan Mortgage Corp.,
Notes	5.25	4/18/16	100,000	[c]	116,782

The Fund	17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government
Agencies (continued)
Federal National Mortgage
Association, Notes	0.75	12/19/14	130,000	[c]	131,273
Federal National Mortgage
Association, Notes	0.88	8/28/14	125,000	[c]	126,447
Federal National Mortgage
Association, Notes	1.63	10/26/15	120,000	[c]	124,480
Federal National Mortgage
Association, Notes	2.38	7/28/15	175,000	[c]	184,845
Federal National Mortgage
Association, Notes	2.75	3/13/14	85,000	[c]	88,098
Federal National Mortgage
Association, Notes	4.38	10/15/15	20,000	[c]	22,409
Federal National Mortgage
Association, Notes	5.00	2/13/17	55,000	[c]	65,383
Federal National Mortgage
Association, Notes	5.38	6/12/17	55,000	[b,c]	66,756
					2,130,936
U.S. Government Securities—21.1%
U.S. Treasury Bonds:
7.25%, 5/15/16			105,000		130,832
8.00%, 11/15/21			50,000	[b]	78,324
8.50%, 2/15/20			30,000		45,825
8.75%, 5/15/17			200,000		274,781
8.75%, 5/15/20			70,000	[b]	109,091
9.88%, 11/15/15			275,000		356,340
10.63%, 8/15/15			50,000	[b]	64,727
11.25%, 2/15/15			65,000		81,849
U.S. Treasury Notes:
0.25%, 11/30/13			400,000	[b]	400,266
0.25%, 2/15/15			435,000	[b]	434,796
0.50%, 11/15/13			200,000		200,688
0.50%, 8/15/14			275,000		276,364
0.63%, 7/15/14			175,000		176,217
0.88%, 2/28/17			225,000	[b]	228,498
1.00%, 5/15/14			375,000		379,717
1.00%, 8/31/16			125,000	[b]	127,676
1.25%, 8/31/15			110,000	[b]	113,008

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
1.25%, 10/31/15	25,000		25,705
1.50%, 12/31/13	160,000	[b]	162,600
1.50%, 8/31/18	80,000	[b]	83,138
1.75%, 3/31/14	400,000	[b]	409,156
1.75%, 5/31/16	60,000		62,920
1.88%, 2/28/14	400,000	[b]	409,391
1.88%, 4/30/14	410,000	[b]	420,683
1.88%, 9/30/17	550,000	[b]	583,730
1.88%, 10/31/17	50,000		53,070
2.00%, 2/15/22	230,000	[b]	239,254
2.13%, 11/30/14	50,000		52,012
2.13%, 5/31/15	175,000	[b]	183,490
2.13%, 8/15/21	260,000	[b]	275,072
2.25%, 1/31/15	250,000		261,524
2.25%, 11/30/17	175,000		189,137
2.38%, 3/31/16	75,000		80,186
2.38%, 6/30/18	45,000		49,029
2.50%, 4/30/15	50,000		52,852
2.50%, 6/30/17	100,000		108,977
2.63%, 6/30/14	300,000	[b]	312,504
2.63%, 12/31/14	150,000	[b]	157,992
2.63%, 1/31/18	150,000		165,164
2.63%, 8/15/20	380,000	[b]	420,167
2.63%, 11/15/20	445,000	[b]	491,377
2.75%, 2/15/19	195,000	[b]	217,288
2.88%, 3/31/18	95,000		106,029
3.00%, 8/31/16	60,000	[b]	65,958
3.13%, 1/31/17	200,000		222,344
3.13%, 4/30/17	150,000	[b]	167,402
3.13%, 5/15/19	185,000	[b]	210,929
3.25%, 5/31/16	150,000		165,492
3.25%, 7/31/16	200,000		221,453
3.25%, 3/31/17	100,000		112,039
3.38%, 11/15/19	110,000		127,548
3.50%, 2/15/18	165,000		189,273
3.50%, 5/15/20	255,000	[b]	298,609
3.63%, 8/15/19	120,000	[b]	140,963
3.63%, 2/15/20	245,000	[b]	288,756
3.75%, 11/15/18	110,000	[b]	129,130

The Fund	19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
4.00%, 2/15/14			135,000	[b]	142,019
4.00%, 8/15/18			120,000	[b]	142,266
4.13%, 5/15/15			130,000	[b]	142,990
4.25%, 11/15/13			125,000		130,684
4.25%, 8/15/14			75,000		80,605
4.25%, 11/15/14			195,000	[b]	211,453
4.25%, 8/15/15			190,000		211,360
4.25%, 11/15/17			140,000		165,320
4.50%, 11/15/15			170,000	[b]	191,954
4.50%, 2/15/16			120,000	[b]	136,631
4.63%, 11/15/16			395,000		461,656
4.63%, 2/15/17			200,000	[b]	235,391
4.75%, 8/15/17			165,000	[b]	197,871
4.88%, 8/15/16			60,000		70,195
5.13%, 5/15/16			145,000		169,525
					14,081,262
Utilities—.6%
Commonwealth Edison,
First Mortgage Bonds	5.80	3/15/18	25,000		30,698
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 06-D	5.30	12/1/16	70,000		81,499
Duke Energy Carolinas,
First Mortgage Bonds	5.30	10/1/15	85,000		96,477
Duke Energy,
Sr. Unscd. Notes	5.05	9/15/19	50,000		58,567
Exelon Generation,
Sr. Unscd. Notes	5.20	10/1/19	45,000		51,168
Pacific Gas & Electric,
Sr. Unscd. Notes	3.50	10/1/20	35,000		38,692
Southwestern Electric Power,
Sr. Unscd. Notes, Ser. E	5.55	1/15/17	25,000		28,255
					385,356
Total Bonds and Notes
(cost $23,404,897)					24,887,707

Common Stocks—46.4%	Shares		Value ($)
Consumer Discretionary—4.0%
Advance Auto Parts	2,465		168,705
Best Buy	7,015	[b]	120,588
Dillard’s, Cl. A	1,565		113,181
GameStop, Cl. A	4,255	[b]	89,355
H&R Block	4,795		83,097
Las Vegas Sands	2,660		123,344
Marriott International, Cl. A	11,025		431,077
O’Reilly Automotive	3,245	[d]	271,347
Starwood Hotels & Resorts Worldwide	2,945	[e]	170,692
Thor Industries	3,275		118,948
TJX	6,925		310,171
Viacom, Cl. B	7,050		377,809
Walt Disney	5,705		298,257
			2,676,571
Consumer Staples—4.2%
Archer-Daniels-Midland	7,780		211,460
Coca-Cola	5,400		204,822
CVS Caremark	11,600		561,672
Kroger	9,195		216,450
Nu Skin Enterprises, Cl. A	7,240	[b]	281,129
Philip Morris International	3,735		335,926
Procter & Gamble	5,279		366,151
Wal-Mart Stores	8,102		597,928
			2,775,538
Energy—5.4%
Chevron	8,300		967,448
ConocoPhillips	8,355		477,739
Exxon Mobil	13,949		1,275,636
HollyFrontier	2,675		110,397
Marathon Oil	9,205		272,192
Marathon Petroleum	5,905		322,354

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Occidental Petroleum	1,740		149,744
Tidewater	320		15,530
			3,591,040
Financial—6.9%
Aflac	10,155		486,221
American Express	4,630		263,262
American International Group	5,015	[d]	164,442
Assurant	2,485		92,691
BB&T	12,635		418,977
Discover Financial Services	5,855		232,619
Franklin Resources	2,290		286,410
JPMorgan Chase & Co.	4,207		170,299
KeyCorp	25,380		221,821
Moody’s	3,470		153,270
NASDAQ OMX Group	6,855		159,687
Public Storage	2,730	[e]	379,934
Regions Financial	58,100		418,901
Simon Property Group	2,010	[e]	305,138
State Street	10,360		434,706
Wells Fargo & Co.	11,920		411,598
			4,599,976
Health Care—6.9%
Abbott Laboratories	5,670		388,735
Aetna	8,875		351,450
Agilent Technologies	5,460		209,937
Bristol-Myers Squibb	10,465		353,194
Celgene	4,825	[d]	368,630
Eli Lilly & Co.	10,845		514,161
Humana	4,015		281,652
Johnson & Johnson	3,616		249,179
Merck & Co.	7,510		338,701
Mettler-Toledo International	1,090	[d]	186,107
Pfizer	19,791		491,806

Common Stocks (continued)	Shares		Value ($)
Health Care (continued)
ResMed	2,425	[b]	98,140
St. Jude Medical	3,645		153,564
UnitedHealth Group	6,465		358,226
Warner Chilcott, Cl. A	5,640		76,140
WellPoint	2,745		159,237
			4,578,859
Industrial—5.2%
3M	2,930		270,791
Cummins	3,220		296,916
Danaher	8,585		473,463
FedEx	3,675		310,979
General Electric	8,706		197,713
Lincoln Electric Holdings	5,245		204,817
Northrop Grumman	6,890		457,703
Parker Hannifin	2,040		170,503
Textron	5,845		152,964
Union Pacific	4,400		522,280
United Technologies	5,300		414,937
			3,473,066
Information Technology—9.9%
Apple	1,915		1,277,803
Brocade Communications Systems	17,405	[d]	102,951
CA	14,995		386,346
Cisco Systems	18,000		343,620
Dolby Laboratories, Cl. A	1,270	[b,d]	41,593
EMC	4,905	[d]	133,759
Google, Cl. A	472	[d]	356,124
Hewlett-Packard	8,310		141,769
Intel	20,440		463,579
International Business Machines	3,145		652,430
Intuit	7,135		420,109
LSI	16,655	[d]	115,086
Marvell Technology Group	7,550		69,083

The Fund	23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Information Technology (continued)
Microsoft	23,252		692,445
Motorola Solutions	6,164		311,590
Oracle	12,790		402,757
Seagate Technology	6,210		192,510
Tech Data	3,940	[d]	178,482
Visa, Cl. A	1,335		179,264
Xilinx	5,250		175,403
			6,636,703
Materials—.6%
LyondellBasell Industries, Cl. A	2,005		103,578
Monsanto	3,665		333,588
			437,166
Telecommunications—2.5%
AT&T	24,920		939,484
Verizon Communications	15,711		715,950
			1,655,434
Utilities—.8%
American Electric Power	1,450		63,713
NV Energy	6,845		123,278
Southern	3,395		156,476
Wisconsin Energy	5,175		194,942
			538,409
Total Common Stocks
(cost $27,759,825)			30,962,762
	Principal
Short-Term Investments—1.3%	Amount ($)		Value ($)
U.S. Treasury Bills;
0.10%, 12/20/12
(cost $859,812)	860,000	[f]	859,847

Other Investment—16.9%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $11,308,047)	11,308,047	[g]	11,308,047

Investment of Cash Collateral
for Securities Loaned—1.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $761,458)	761,458 [g]	761,458
Total Investments (cost $64,094,039)	103.0%	68,779,821
Liabilities, Less Cash and Receivables	(3.0%)	(1,990,703)
Net Assets	100.0%	66,789,118

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At September 30, 2012, this security was valued at $53,566 or .1% of net assets.
b Security, or portion thereof, on loan.At September 30, 2012 the value of the fund’s securities on loan was
$9,208,284 and the value of the collateral held by the fund was $9,451,410, consisting of cash collateral of
$761,458 and U.S. Government & Agency securities valued at $8,689,952.
c The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
d Non-income producing security.
e Investment in real estate investment trust.
f Held by or on behalf of a counterparty for open financial futures positions.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Common Stocks	46.4	Corporate Bonds	10.8
U.S. Government & Agencies	24.3	Foreign/Governmental	2.1
Short-Term/		Municipal Bonds	.1
Money Market Investments	19.3		103.0

† Based on net assets.
See notes to financial statements.

The Fund	25

STATEMENT OF FINANCIAL FUTURES
September 30, 2012

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 9/30/2012 ($)
Financial Futures Long
MSCI EAFE Mini Index	42	3,146,220	December 2012	(125,594)
Russell 2000 Mini Index	106	8,844,640	December 2012	(36,166)
				(161,760)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012†

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,208,284)—Note 2(b):
Unaffiliated issuers	52,024,534	56,710,316
Affiliated issuers	12,069,505	12,069,505
Cash		3,872
Receivable for investment securities sold		385,994
Dividends, interest and securities lending income receivable		265,012
Receivable for shares of Common Stock subscribed		13,176
Prepaid expenses		20,523
		69,468,398
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)		75,636
Payable for shares of Common Stock redeemed		1,281,806
Liability for securities on loan—Note 2(b)		761,458
Payable for investment securities purchased		384,089
Payable for futures variation margin—Note 5		131,870
Accrued expenses		44,421
		2,679,280
Net Assets ($)		66,789,118
Composition of Net Assets ($):
Paid-in capital		61,850,879
Accumulated undistributed investment income—net		360,442
Accumulated net realized gain (loss) on investments		53,775
Accumulated net unrealized appreciation (depreciation)
on investments [including ($161,760) net unrealized
(depreciation) on financial futures]		4,524,022
Net Assets ($)		66,789,118

Net Asset Value Per Share
	Restricted Class Shares	Investor Class Shares
Net Assets ($)	9,425,952	57,363,166
Shares Outstanding	564,957	3,208,235
Net Asset Value Per Share ($)	16.68	17.88

† Prepared on a liquidation basis—See Note 1.
See notes to financial statements.

The Fund	27

STATEMENT OF OPERATIONS
Year Ended September 30, 2012†

Investment Income ($):
Income:
Dividends (net of $125 foreign taxes withheld at source):
Unaffiliated issuers	749,382
Affiliated issuers	10,415
Interest	636,724
Income from securities lending—Note 2 (b)	7,428
Total Income	1,403,949
Expenses:
Investment advisory fee—Note 4(a)	512,228
Shareholder servicing costs—Note 4(b)	230,500
Legal fees	54,554
Auditing fees	45,684
Registration fees	39,218
Prospectus and shareholders’ reports	28,924
Custodian fees—Note 4(c)	22,587
Directors’ fees and expenses—Note 4(c)	2,435
Loan commitment fees—Note 3	688
Miscellaneous	53,573
Total Expenses	990,391
Less—reduction in fees due to earnings credits—Note 4(b)	(201)
Net Expenses	990,190
Investment Income—Net	413,759
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,305,429
Net realized gain (loss) on financial futures	2,284,377
Net Realized Gain (Loss)	5,589,806
Net unrealized appreciation (depreciation) on investments	5,108,440
Net unrealized appreciation (depreciation) on financial futures	334,314
Net Unrealized Appreciation (Depreciation)	5,442,754
Net Realized and Unrealized Gain (Loss) on Investments	11,032,560
Net Increase in Net Assets Resulting from Operations	11,446,319

† Prepared on a liquidation basis—See Note 1.
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2012 †	2011
Operations ($):
Investment income—net	413,759	570,659
Net realized gain (loss) on investments	5,589,806	4,555,139
Net unrealized appreciation
(depreciation) on investments	5,442,754	(3,524,357)
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,446,319	1,601,441
Dividends to Shareholders from ($):
Investment income—net:
Restricted Class Shares	(141,537)	(125,184)
Investor Class Shares	(660,325)	(677,415)
Total Dividends	(801,862)	(802,599)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Restricted Class Shares	1,242,548	760,023
Investor Class Shares	5,395,368	5,898,479
Dividends reinvested:
Restricted Class Shares	140,886	124,372
Investor Class Shares	624,438	641,930
Cost of shares redeemed:
Restricted Class Shares	(1,633,317)	(600,238)
Investor Class Shares	(12,693,716)	(12,354,090)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(6,923,793)	(5,529,524)
Total Increase (Decrease) in Net Assets	3,720,664	(4,730,682)
Net Assets ($):
Beginning of Period	63,068,454	67,799,136
End of Period	66,789,118	63,068,454
Undistributed investment income—net	360,442	511,644

The Fund	29

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2012 †	2011
Capital Share Transactions:
Restricted Class Shares
Shares sold	79,201	49,938
Shares issued for dividends reinvested	9,487	8,495
Shares redeemed	(102,571)	(39,543)
Net Increase (Decrease) in Shares Outstanding	(13,883)	18,890
Investor Class Shares
Shares sold	307,459	358,488
Shares issued for dividends reinvested	39,152	40,861
Shares redeemed	(729,184)	(772,928)
Net Increase (Decrease) in Shares Outstanding	(382,573)	(373,579)

† Prepared on a liquidation basis—See Note 1.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Restricted Class Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	14.26	14.13	13.36	13.36	17.18
Investment Operations:
Investment income—net[a]	.14	.17	.18	.24	.31
Net realized and unrealized
gain (loss) on investments	2.52	.19	.88	.00 [b]	(2.41)
Total from Investment Operations	2.66	.36	1.06	.24	(2.10)
Distributions:
Dividends from investment income—net	(.24)	(.23)	(.29)	(.24)	(.54)
Dividends from net realized
gain on investments	—	—	—	—	(1.18)
Total Distributions	(.24)	(.23)	(.29)	(.24)	(1.72)
Net asset value, end of period	16.68	14.26	14.13	13.36	13.36
Total Return (%)	18.88	2.47	7.94	2.31	(13.38)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.17	1.06	1.02	1.05	1.16
Ratio of net expenses
to average net assets	1.17	1.06	1.02	1.04	1.15
Ratio of net investment income
to average net assets	.89	1.11	1.29	2.13	2.08
Portfolio Turnover Rate	77.41	72.79	88.11	73.05	82.41
Net Assets, end of period ($ x 1,000)	9,426	8,256	7,911	7,832	20,647

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Fund	31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Investor Class Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	15.26	15.11	14.27	14.23	18.18
Investment Operations:
Investment income—net[a]	.10	.13	.14	.20	.26
Net realized and unrealized
gain (loss) on investments	2.71	.20	.94	.03	(2.54)
Total from Investment Operations	2.81	.33	1.08	.23	(2.28)
Distributions:
Dividends from investment income—net	(.19)	(.18)	(.24)	(.19)	(.49)
Dividends from net realized
gain on investments	—	—	—	—	(1.18)
Total Distributions	(.19)	(.18)	(.24)	(.19)	(1.67)
Net asset value, end of period	17.88	15.26	15.11	14.27	14.23
Total Return (%)	18.54	2.12	7.58	1.98	(13.65)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.49	1.39	1.36	1.41	1.54
Ratio of net expenses
to average net assets	1.49	1.39	1.36	1.40	1.53
Ratio of net investment income
to average net assets	.56	.78	.96	1.59	1.62
Portfolio Turnover Rate	77.41	72.79	88.11	73.05	82.41
Net Assets, end of period ($ x 1,000)	57,363	54,812	59,889	62,604	75,171

a Based on average shares outstanding at each month end.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

Dreyfus LifeTime Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering one fund, the Growth and Income Portfolio (the “fund”).The fund’s investment objective is to seek maximum total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), an indirect wholly owned subsidiary of BNY Mellon, serves as the fund’s sub-investment adviser.

On September 17, 2012, the Company’s Board of Directors (the “Board”) approved the liquidation of the fund, effective on or about December 5, 2012. Accordingly, effective on or about September 25, 2012, no new or subsequent investments in the fund were permitted. The fund’s assets will be liquidated and the proceeds will be distributed to shareholders as of the close of business on or about December 5, 2012. The financial statements of the fund as of September 30, 2012, have been presented on a liquidation basis, which includes adjustments to present the estimated net realizable value and estimated net settlement amount, of the fund assets and liabilities, respectively, through the liquidation of the fund.

MBSC Securities Corporation (the “Distributor”), a wholly owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares: Restricted Class and Investor Class. Investor Class shares are offered to any investor and Restricted Class shares are offered only to clients of certain banks, securities brokers or dealers and other financial institutions that have entered into selling agreements with the Distributor. Other differences between the classes include the services offered to and the expenses borne by each

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Investments in debt securities excluding short-term investments (other than U.S.Treasury Bills) and financial futures, are valued each business day by an independent pricing service (the “Service”) approved by the

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable

issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	7,199,358	—	7,199,358
Equity Securities—Domestic
Common Stocks†	30,962,762	—	—	30,962,762
Foreign Government	—	1,402,816	—	1,402,816
Municipal Bonds	—	73,335	—	73,335
Mutual Funds	12,069,505	—	—	12,069,505
U.S. Government
Agencies/
Mortgage-Backed	—	2,130,936	—	2,130,936
U.S. Treasury	—	14,941,109	—	14,941,109
Liabilities ($)
Other Financial
Instruments:
Financial Futures††	(161,760)	—	—	(161,760)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized (depreciation) at period end.

At September 30, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2012, The Bank of New York Mellon earned $3,183 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended September 30, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	9/30/2011	($)	Purchases ($)	Sales ($)	9/30/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	11,851,000		24,041,061	24,584,014	11,308,047		16.9

Affiliated
Investment	Value			Value	Net
Company	9/30/2011 ($)	Purchases ($)	Sales ($)	9/30/2012 ($)	Assets (%)
Dreyfus
Institutional
Cash
Advantage
Fund	182,200	7,458,768	6,879,510	761,458	1.1
Total	12,033,200	31,499,829	31,463,524	12,069,505	18.0

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $360,442, undistributed capital gains $542,408 and unrealized appreciation $4,035,389.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2012 and September 30, 2011 were as follows: ordinary income $801,862 and $802,599, respectively.

During the period ended September 30, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $236,901 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 3—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of bor rowing. During the period ended September 30, 2012, the fund did not borrow under the Facilities.

NOTE 4—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Mellon Capital, Dreyfus has agreed to pay Mellon Capital a monthly sub-advisory fee for the fund, computed at the following annual rates:

Annual Fee as a Percentage of
Total Fund Net Assets	Average Daily Net Assets of the Fund
$0 up to $600 million	.28%
$600 million up to $1.2 billion	.18%
$1.2 billion up to $1.8 billion	.13%
In excess of $1.8 billion	.08%

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the average daily net assets of the fund’s Investor Class shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2012, the fund’s Investor Class was charged $147,884 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions.

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended September 30, 2012, the fund was charged $36,994 for transfer agency services and $710 for cash management services. Cash management fees were partially offset by earnings credits of $84. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2012, the fund was charged $22,587 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2012, the fund was charged $3,813 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $117.

During the period ended September 30, 2012, the fund was charged $8,384 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $42,602, Shareholder Services Plan fees $12,283, custodian fees $10,000, Chief Compliance Officer fees $1,991 and transfer agency per account fees $8,760.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 5—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended September 30, 2012, amounted to $43,391,415 and $47,888,350, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended September 30, 2012 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at September 30, 2012 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2012:

Average Market Value ($)
Equity financial futures	11,282,673

At September 30, 2012, the cost of investments for federal income tax purposes was $64,744,432; accordingly, accumulated net unrealized appreciation on investments was $4,035,389, consisting of $5,375,394 gross unrealized appreciation and $1,340,005 gross unrealized depreciation.

The Fund	43

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus LifeTime Portfolios, Inc.

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio (in liquidation) (the sole series comprising Dreyfus LifeTime Portfolios, Inc.) as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the Board of Directors has approved the liquidation of the Fund effective on or about December 5, 2012. As a result, the basis of accounting for the Fund’s financial statements has changed from the going concern to a liquidation basis of accounting.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the changes in net assets of Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio (in liquidation) for the period from September 30, 2010 to September 30, 2011, and the financial highlights for the period from September 30, 2008 to September 30, 2011, in conformity with U.S. generally accepted accounting principles and its financial position at September 30, 2012, the results of its operations, changes in its net assets and the financial highlights for the year then ended, applied on the basis described in the preceding paragraph.

New York, New York
November 27, 2012

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 89.90% of the ordinary dividends paid during the fiscal year ended September 30, 2012 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $664,289 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

The Fund	45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 18 and 19, 2012, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Capital Management Corporation (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for five of the six periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was at the

The Fund	47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Expense Group median, the fund’s actual management fee was at the Expense Group median and above the Expense Universe median and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the

Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board generally was satisfied with the fund’s performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

The Fund	49

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Clifford L. Alexander, Jr. (79)
Board Member (2009)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
No. of Portfolios for which Board Member Serves: 42
———————
Gordon J. Davis (70)
Board Member (2012)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable, LLP
• Partner in the law firm of Dewey & LeBoeuf, LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 50
———————
Whitney I. Gerard (77)
Board Member (1993)
Principal Occupation During Past 5Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 23

The Fund	51

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Nathan Leventhal (69)
Board Member (2009)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 40
———————
George L. Perry (78)
Board Member (1992)
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 23
———————
Benaree Pratt Wiley (66)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 64
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Lucy Wilson Benson, Emeritus Board Member
David W. Burke, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

The Fund	53

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

NOTES

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,820 in 2011 and $36,447 in 2012.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2011 and $12,000 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,731 in 2011 and $3,267 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

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(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $23 in 2011 and $256 in 2012. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2011 and $200,000 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $16,565,389 in 2011 and $43,887,310 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

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Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus LifeTime Portfolios, Inc.;

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 20, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	November 20, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)